THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS (THE "LAWS") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT OR QUALIFICATION UNDER THE LAWS UNLESS AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, IS OBTAINED THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT AND THE LAWS.

WARRANT DATE:   December 28, 2007                                                     VOID AFTER December 28, 2010

SHARES ISSUABLE UPON EXERCISE ("SHARES"): 40,000 shares of Common Stock

CONCENTRIC ENERGY CORP.

COMMON STOCK WARRANT

THIS CERTIFIES THAT, for good and valuable consideration, receipt of which is hereby acknowledged, Thomas Fudge ("Holder"), is entitled to subscribe for and purchase from CONCENTRIC ENERGY CORP., a Nevada corporation (the "Company"), that number of shares of the Company's Common Stock set forth in the heading above, as such number may be adjusted pursuant to Section 5 hereof (the "Shares"). The exercise price per share (“Warrant Price”) and conditions on exercisability shall be as set forth herein.

Upon delivery of this Common Stock Warrant (the "Warrant") together with payment of the Warrant Price and an executed and fully completed Warrant Subscription Form in the form of Exhibit A attached hereto at the principal office of the Company at the time of exercise, the Holder will be entitled to receive a certificate or certificates for the Shares so purchased. The Shares that may be issued upon the exercise of this Warrant upon issuance will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, encumbrances and charges with respect thereto.

This Warrant is subject in all respects to the following terms and conditions:

1. Exercise of Warrant. (a) This Warrant may be exercised upon occurrence of the vesting events set forth Section 1(b) hereof, in an amount relating to not less than ten percent (10%) of the then vested Shares. This Warrant may not be exercised as to a fractional Share. In case of any partial exercise of this Warrant in accordance with this Section, the Company will execute and deliver to the Holder of this Warrant a new Warrant of like tenor and date for the balance of the Shares purchasable hereunder.

(b) Exercise of this Warrant to purchase shares shall be subject to the following vesting events: (i) 20,000 shares shall be exercisable at a price of $7.00 per Share only if the Company has completed, after the date hereof, a private placement of its equity securities or other financing with gross proceeds of at least $2.0 million and (ii) 20,000 shares shall be exercisable at a price of $12.00 per share only if the Company has completed either (1) any private financing with a private placement price of $12.00 or more per share or (2) any public offering where the trading price per share is $12.00 or more with gross cash proceeds an initial public offering of its equity securities with gross proceeds of more than $5 million

2. Exercise Period; Termination. This Warrant expires at 5 p.m., Eastern Standard Time, on December 28, 2010 ("Termination Date"), and any purchase right which has not been exercised prior to that date and time shall terminate automatically. The right to purchase shares hereunder shall extend from the time the Warrant is issued to the Termination Date. The Company shall have no obligation to Holder with respect to any unexercised purchase right.

3. No Transfer of Warrant; Additional Conditions. (a) This Warrant and all rights hereunder are not transferable by the Holder.

(b) Prior to the earlier of the Company conducting an initial public offering of its shares, or December 28, 2010 (the “Company Rights Termination Date”), any shares acquired upon exercise of this Warrant shall be subject to repurchase at the Warrant Price by the Company in the event that Holder is in breach of the Severance and Consulting Agreement by and between the Company and Holder. With respect to any Shares acquired prior to the Company Rights Termination Date, Holder shall grant an irrevocable proxy to the Board of Directors of the Company to vote the Restricted Shares on his behalf. The proxy granted hereby shall terminate on the Company Rights Termination Date. Prior to the Company Rights Termination Date, Holder shall notify Company if any Shares purchased upon exercise of this Warrant are offered for sale to any third party, and the Holder shall provide the Company the right of first refusal, exercisable for 15 days after Company’s receipt of such notice, to acquire all or any portion of the Shares at the same price and terms as offered to such third party.

4. Condition of Transfer of Shares or Exercise of Warrant. The Shares purchased pursuant to this Warrant may not be transferred, and the Warrant may not be exercised, in whole or in part, unless the Company has received, at the time of such transfer or exercise, a legal opinion of counsel to Holder, in form and substance satisfactory to the Company and its counsel, reciting the pertinent circumstances surrounding the proposed transfer or exercise and stating that such transfer or exercise is exempt from the prospectus and the registration requirements of the Securities Act of 1933, as amended (the "Act") and the qualification requirements of the applicable state securities laws (the "Laws"). Each certificate evidencing the Shares issued upon exercise of this Warrant shall contain a legend, in form and substance satisfactory to the Company and its counsel, limiting the transfer of the Shares to sales or to other dispositions exempt from the registration requirements of the Act and the qualification requirements of the Laws.

5. Stock Splits and Other Adjustments. If at any time this Warrant is outstanding and unexercised there is any stock split (including a split in the form of a share dividend) or reverse stock split of the Common Stock, the number of Shares purchasable hereunder and the Warrant Price per Share shall be proportionately adjusted. In the event of any reclassification of the Common Stock or merger or reorganization of the Company at any time this Warrant is outstanding and unexercised, Holder shall, upon exercise of this Warrant, not be permitted to receive Shares, but shall receive securities equivalent to the securities such Holder would have received in exchange for such Shares at the time of such reclassification, merger or reorganization.

6. Representations and Warranties as to Acquisition of the Warrant and the Shares. (a) The Holder represents and warrants that the Warrant is acquired for investment and not with a view to the sale or other distribution thereof within the meaning of the Act, and the Holder has no present intention of selling or otherwise disposing of the Warrants or the Shares. The Holder has acquired the Warrant for its own account and no one else has any beneficial ownership in the Warrant or the Shares.

(b) The Holder has been advised that the Shares are not presently registered with the Securities and Exchange Commission (the “SEC”) or qualified under applicable state securities laws and accordingly may not be offered, sold or otherwise transferred unless registered pursuant to the Act or qualified under applicable state securities laws unless an opinion of counsel, in form and substance satisfactory to the Company, is obtained that an exemption from registration or qualification is available

(c) The Holder represents and warrants that (1) it is an accredited investor within the meaning of Regulation D promulgated under the Act; or (2) by reason of its business or financial experience, or the business or financial experience of a professional advisor, if any, it has the capacity to protect its own interests in connection with this transaction; or (3) it has a preexisting personal or business relationship with the Company or any of its officers, directors or controlling persons which is such that the Holder is able to make an informed evaluation of this investment and protect its interests in connection with this investment, and that Holder has received information from the Company it finds sufficient to make such decision.

7.  Registration. (a) If the Company is eligible, following an initial public offering, the Company shall use its best efforts to file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of the Shares; provided, however, that this provision shall apply only to the extent that such registration rights shall have been extended to the other shareholders of the Company. All expenses incurred by the Company in connection with such registration, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and blue sky fees and expenses incurred in connection with such a registration, shall be borne by the Company, but Company shall not pay any underwriting discounts and selling commissions applicable to the sale of Shares or any fees and disbursements of counsel for Holder.

(b) In connection with such registration, the Company shall furnish to the Holder such numbers of copies of a prospectus in conformity with the requirements of the Act, and such other documents as it may reasonably request in order to facilitate the disposition of Shares owned by it, and shall use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Warrant to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities are qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholders on a pro rata basis to the extent required by such jurisdiction.

(c) The obligations of the Company to take any action pursuant to this Section 7 are subject to the condition that the Holder shall furnish to the Company such information regarding the Holder, the Shares held by it and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with any action to be taken by the Company.

(d) With respect to any Shares are included in a registration statement under this Section 7:

(1) the Company will indemnify and hold harmless, to the extent permitted by law, each Holder (including any person who controls such Holder or underwriter within the meaning of the Act) requesting or joining in any registration or underwriting (as defined in the Act) against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, to the extent that such losses, claims, damages or liabilities (or actions with respect thereto) arise out of or are based on any untrue or alleged untrue statements of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnification contained in this Section 7(d)(1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person;

(2) each Holder requesting or joining in a registration will indemnify and hold harmless, to the extent permitted by law, the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, and each agent or underwriter for the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, agent or underwriter may become subject under the Act or otherwise, to the extent that such losses, claims, damages or liabilities (or actions with respect thereto) arise out of or are based upon any untrue or alleged untrue statements of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnification contained in this Section 7(d)(2) for each Holder shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld and shall not exceed the amount of any proceeds received by that Holder from the sale of its Registrable Securities); and

(3) promptly after receipt by an indemnified party under this Section 7(d) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7(d), notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, join with any other indemnifying party to assume the defense thereof with counsel mutually satisfactory to the parties; provided that the failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7(d) but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party other than under this Section 7(d).

(e) In the event the Company is not eligible for any reason to use Form S-3 to register the Shares offered hereunder, the Company shall undertake such other registration, or determine the availability of a legally available exemption from registration, as may be necessary to comply with the Act, at the time Holder exercises the Warrant with respect to any vested Shares.

8. Miscellaneous.

(a) The terms of this Warrant will be binding upon and will inure to the benefit of the successors, assigns, heirs, executors and administrators of the Company and of the Holder hereof and the holder(s) of the Common Stock issued or issuable upon the exercise hereof. This Warrant may be amended only by a writing signed by the Company and the Holder hereof.

(b) No Holder of this Warrant, as such, will be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor will anything contained in this Warrant be construed to confer upon the Holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

(c) Receipt of this Warrant by the Holder hereof will constitute acceptance of and agreement to the terms and conditions of this Warrant by Holder.

(d) This Warrant is delivered in the State of California and shall be construed, enforced and governed by the laws of the State of California applicable to transactions entered into in such State, without giving effect to principles of conflict of laws. This Warrant constitutes the entire agreement between the parties hereto pertaining to the specific subject matter hereof and thereof, and supersede all other agreements, understandings, negotiations and discussions between them relating to the subject matter hereof and thereof. No amendment or waiver of the terms of this Warrant shall be permitted except in a writing signed by the party against whom enforcement of such amendment or waiver is sought.

(e) Any notice herein required or permitted to be given will be in writing and may be personally served or sent by courier or delivery service, and will be deemed to be given upon delivery in person or, if mailed, upon the earlier of receipt or five days after mailing. For the purposes hereof, the address of the Company will be as set forth on the signature page hereof and the address of the Holder hereof will be as set forth on the books of the Company, or at such other address as any permitted Holder may specify by written notice to the Company.

(f) Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement reasonably satisfactory to the Company or (in the case of mutilation) upon surrender and cancellation of the mutilated Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor and date.

(g) The descriptive headings herein have been inserted for convenience only and will not be deemed to limit or otherwise affect the construction of any provision hereof.

IN WITNESS WHEREOF, the parties have caused this Warrant to be signed by its duly authorized officer as of the date first written above.

CONCENTRIC ENERGY CORP.

By:	/s/ Lynn Oates
Lynn Oates, President

EXHIBIT A

SUBSCRIPTION FORM

To:	CONCENTRIC ENERGY CORP.
Attn: Lynn Oates
3550 Sabin Brown Road, Suite 3
Wickenburg, AZ 85390
ph (928) 684-2717
fax (928) 684-2510

The undersigned, the holder of the attached warrant, hereby irrevocably elects to exercise the purchase right represented by that warrant for, and to purchase under that warrant, __________ Common Stock of CONCENTRIC ENERGY CORP., and herewith makes payment of ___________________________________ ($______) for those shares, and requests that the certificates for those shares be issued in the name of ________________________, and delivered to ___________________________, whose address is __________
____________________________________.

Dated: ______________________, ______.